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                                                                    Exhibit 99.1

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Urologix, Inc. I, Michael M. Selzer, Jr, President and Chief Executive Officer of Urologix, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     . The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Urologix, Inc.


Date: May 14, 2003                     /s/ Michael M. Selzer, Jr
                                       -------------------------
                                       Michael M. Selzer, Jr
                                       President
                                       and Chief Executive Officer